PROPERTY AND EQUIPMENT, NET	12 Months Ended
Feb. 29, 2020
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

6.           PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of	As of
	February 28,	February 29,
	2019	2020

Building	$62,151	$59,489
Leasehold improvement	247,898	316,528
Computer, network equipment and software	121,967	178,876
Vehicles	598	704
Office equipment and furniture	30,169	30,596
Construction in progress	—	16,025

Total cost of property and equipment	462,783	602,218
Less: accumulated depreciation	(174,906)	(235,562)

	$287,877	$366,656

For the years ended February 28, 2018, 2019 and February 29, 2020, depreciation expenses were $50,907, $76,669 and $99,511, respectively.

In December 2019, the Group has entered into contracts for the development of office space on parcels in Beijing and Jiangsu. The direct costs related to the construction were capitalized as construction in progress for the year ended February 29, 2020.